EXHIBIT 32.2

            CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Circle Group Holdings, Inc. on Form 10-KSB for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Dana L. Dabney, Chief Financial Officer of the Circle Group Holdings, Inc. certify, pursuant Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Annual Report fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Circle Group Holdings, Inc.


Dated:  March 1, 2004                              /s/ DANA L. DABNEY
                                                   -----------------------------
                                                   Dana L. Dabney
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)